Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
18.	Subsequent Events

In February 2021, in accordance with the Development Agreement, the Company received a milestone payment of $10.0 million upon completion of enrollment for the ReCLAIM-2 Phase 2 clinical trial of elamipretide for the treatment of dry AMD. Pursuant to the Development Agreement, the Company issued warrants exercisable for 18,750,000 ordinary shares to MVIL, at an exercise price of $0.16 with such number of ordinary shares being equal to the quotient of 30% of the amount of MVIL’s milestone funding divided by the exercise price. The warrant was immediately exercisable and has a term of three years.

On February 9, 2021, the Company entered into a Securities Purchase Agreement with certain institutional investors for a registered public offering (the “2021 Offering”) of an aggregate of 2,339,000 ADSs or 28,068,000 ordinary shares. The offering price to the public was $2.00 per ADS. The 2021 Offering closed on February 11, 2021. The Company’s net proceeds from the Offering, after deducting placement agent fees and other estimated offering expenses payable by the Company were approximately $4.1 million. Sales of ADSs under the Security Purchase Agreement were made pursuant to the Company’s Shelf Registration, and a related prospectus supplement was filed with the SEC on February 11, 2021.

Except as disclosed above and elsewhere in the notes to the accompanying consolidated financial statements, the Company has concluded that no further subsequent events have occurred that require disclosure.